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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 19, 2000, relating to the consolidated financial statements of Soligen Technologies, Inc. included in its Form 10-KSB.

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
September 26, 2000

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